Exhibit 99.2

Whirlpool Corporation Announces Pricing of Upsized Concurrent Offerings of Common Stock and Depositary Shares

BENTON HARBOR, Mich., Feb. 24, 2026 /PRNewswire/ – Whirlpool Corporation [NYSE: WHR] (“Whirlpool” or the “Company”) announced today the pricing of its previously announced separate underwritten public offerings of (i) 6,884,057 shares of common stock, par value $1.00 per share (“Common Stock”), at a public offering price of $69.00 per share (the “Common Stock Offering”) and (ii) 10,500,000 depositary shares (“Depositary Shares”), each representing a 1/20th interest in a share of newly issued 8.50% Series A Mandatory Convertible Preferred Stock, par value $1.00 per share (“Preferred Stock”), at a public offering price of $50.00 per Depositary Share (the “Depositary Shares Offering” and, together, the “Offerings”). Whirlpool has granted the underwriters in each respective offering a 30-day option to purchase up to an additional (i) 1,014,493 shares of Common Stock and (ii) 1,000,000 Depositary Shares, solely to cover over-allotments, if any, in each case at the public offering price less the applicable underwriting discount. The Offerings are expected to close on February 27, 2026, subject to customary closing conditions.

On February 24, 2026, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Guangdong Whirlpool Electrical Appliances Co., Ltd. (the “Buyer”) for the sale of an aggregate of 434,782 shares of the Company’s Common Stock at a price per share of $69.00, for an aggregate purchase price of $30 million. The sale was done in a private placement (the “Private Placement”) in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. The Buyer is a wholly owned subsidiary of Whirlpool (China) Co., Ltd. (“Whirlpool China”), an entity of which the Company indirectly holds a minority equity interest and which is listed on the Shanghai Stock Exchange. The effectiveness of the Purchase Agreement is subject to the approval of the shareholders of Whirlpool China. Also on February 24, 2026, Guangdong Galanz Household Appliances Co., Ltd. (the “Support Party”), the controlling shareholder of Whirlpool China, delivered a Letter of Understanding to the Company, which provides, among other things, that the Support Party will use reasonable best efforts to cause Whirlpool China to convene a shareholder meeting to consider the approval of the Purchase Agreement and to vote in favor of the Purchase Agreement at such meeting. The closing of the Private Placement is also subject to customary conditions, including certain regulatory approvals. The closing date for the Private Placement is initially scheduled to occur on July 31, 2026. The closing date can be unilaterally delayed by the Buyer for up to 240 days. The closing of the Private Placement is not a condition to the closing of the Offerings. No assurance can be given that the Private Placement will be consummated in a timely manner or at all. Wells Fargo Securities, LLC acted as placement agent in connection with the Private Placement.

The net proceeds from the Common Stock Offering will be approximately $454.9 million (assuming the underwriters do not exercise the option to purchase additional shares of Common Stock) and the net proceeds from the Depositary Shares Offering will be approximately $508.1 million (assuming the underwriters do not exercise the over-allotment option to purchase additional Depositary Shares), in each case after deducting the applicable underwriting discount and estimated offering expenses payable by Whirlpool. Whirlpool intends to use the net proceeds from the Offerings to repay a portion of the amounts outstanding under the Company’s revolving credit facility and for general corporate purposes, including strategic investments in vertical integration and automation.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of a deposit agreement. The Preferred Stock will accumulate dividends (which may be paid in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and shares of Common Stock) at a rate per annum equal to 8.50% on the liquidation preference thereof, which is $1,000 per share, payable when, as and if declared by Whirlpool’s board of directors (or an authorized committee thereof), on February 15, May 15, August 15 and November 15 of each year, beginning on May

15, 2026 and ending on, and including, February 15, 2029. Unless earlier converted, each outstanding share of Preferred Stock will automatically convert for settlement on or about February 15, 2029, into between 12.334 and 14.492 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 0.6167 and 0.7246 shares of Common Stock), subject to customary anti-dilution adjustments, determined based on the volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to February 15, 2029. Other than during a fundamental change conversion period (as defined in the prospectus supplement relating to the Depositary Shares Offering), at any time prior to the mandatory conversion settlement date, a holder of 20 Depositary Shares may cause the bank depositary to convert one share of Preferred Stock, on such holder’s behalf, into a number of shares of Common Stock equal to the minimum conversion rate of 12.334, subject to certain anti-dilution and other adjustments. Currently, there is no public market for the Depositary Shares or the Preferred Stock. Whirlpool has applied to list the Depositary Shares on The New York Stock Exchange under the symbol “WHR.PRA.”

Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. are acting as lead joint bookrunning managers for the Offerings. BNP Paribas Securities Corp. and Mizuho Securities USA LLC are acting as joint bookrunning managers for the Offerings. BofA Securities, Inc., Goldman Sachs & Co. LLC and Scotia Capital (USA) Inc. are acting as joint bookrunning managers for the Depositary Shares Offering, BofA Securities, Inc. and Goldman Sachs & Co. LLC are acting as joint bookrunning managers for the Common Stock Offering and Scotia Capital (USA) Inc. is acting as a co-manager for the Common Stock Offering. MUFG Securities Americas Inc., PNC Capital Markets LLC, Loop Capital Markets LLC and Itau BBA USA Securities, Inc. are acting as co-managers for the Offerings. ICR Capital LLC is acting as Whirlpool’s financial advisor for the Depositary Shares Offering.

A registration statement on Form S-3 relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective. Each Offering may be made only by means of a prospectus supplement and accompanying prospectus. When available, copies of the final prospectus supplements and accompanying prospectuses related to the Offerings can be obtained by visiting the SEC’s website at http://www.sec.gov or by contacting Wells Fargo Securities, LLC, Attention: Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, by telephone at 800-645-3751 or by email at WFScustomerservice@wellsfargo.com; J.P. Morgan Securities LLC, Attention: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com; or Citigroup Global Markets Inc., Attention: Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 800-831-9146.

This release does not constitute an offer to sell or a solicitation of an offer to buy these securities, nor does it constitute an offer, solicitation or sale of these securities, in any jurisdiction in which such offer, solicitation or sale is unlawful.

ABOUT WHIRLPOOL CORPORATION

Whirlpool Corporation (NYSE: WHR) is a leading home appliance company, in constant pursuit of improving life at home. As the only major U.S.-based manufacturer of kitchen and laundry appliances, the company is driving meaningful innovation to meet the evolving needs of consumers through its iconic brand portfolio, including Whirlpool, KitchenAid, JennAir, Maytag, Amana, Brastemp, Consul, and InSinkErator. In 2025, the company reported approximately $16 billion in annual net sales—close to 90% of which were in the Americas—41,000 employees and 35 manufacturing and technology research centers. Additional information about the company can be found at WhirlpoolCorp.com.

WEBSITE DISCLOSURE

We routinely post important information for investors on our website, WhirlpoolCorp.com, in the “Investors” section. We also intend to update the “Hot Topics Q&A” portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the “Investors” section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

WHIRLPOOL ADDITIONAL INFORMATION

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Certain statements contained in this document do not relate strictly to historical or current facts and may contain forward-looking statements that reflect our current views with respect to future events and financial performance. As such, they are considered “forward-looking statements” which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as “may,” “could,” “will,” “should,” “possible,” “plan,” “predict,” “forecast,” “potential,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “may impact,” “on track,” “guarantee,” “seek,” and the negative of these words and words and terms of similar substance. Examples of forward-looking statements include statements relating to the offerings of Common Stock, Preferred Stock and Depositary Shares, our ability to complete the Offerings on the anticipated timeline or at all and the anticipated use of the net proceeds therefrom, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.

Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool’s forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry, and the impact of the changing retail environment, including direct-to-consumer sales; (2) Whirlpool’s ability to maintain or increase sales to significant trade customers and builders; (3) Whirlpool’s ability to maintain its reputation and brand image; (4) Whirlpool’s ability to achieve its business objectives and successfully manage its strategic portfolio transformation and outsourced business unit service model; (5) Whirlpool’s ability to understand consumer preferences and successfully develop new products; (6) Whirlpool’s ability to obtain and protect intellectual property rights; (7) acquisition, divestiture, and investment-related risks, including risks associated with our past transactions; (8) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (9) risks related to Whirlpool’s international operations; (10) Whirlpool’s ability to respond to unanticipated social, political and/or economic events, including epidemics/pandemics; (11) information technology system and cloud failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; (12) product liability and product recall costs; (13) Whirlpool’s ability to attract, develop and retain executives and other qualified employees; (14) the impact of labor relations; (15) fluctuations in the cost of key materials (including steel, resins, and base metals) and components and the ability of Whirlpool to offset cost increases; (16) Whirlpool’s ability to manage foreign currency fluctuations; (17) impacts from goodwill, intangible asset and/or inventory impairment charges; (18) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and postretirement benefit plans; (19) impacts from credit rating agency downgrades; (20) litigation, tax, and legal compliance risk and costs; (21) the effects and costs of governmental investigations or related actions by third parties; (22) changes in the legal and regulatory environment including environmental, health and safety regulations, data privacy, taxes and AI; (23) the impacts of changes in foreign trade policies, including tariffs; (24) Whirlpool’s ability to respond to the impact of climate change and climate change or other environmental regulation; and (25) the uncertain global economy and changes in economic conditions. Except as required by law, we undertake no obligation to update any forward-looking statement, and investors are advised to review disclosures in our filings with the SEC. It is not possible to foresee or identify all factors that could cause actual results to differ from expected or historic results. Therefore, investors should not consider the foregoing factors to be an exhaustive statement of all risks, uncertainties, or factors that could potentially cause actual results to differ from forward-looking statements. Additional information concerning these factors can be found in our periodic filings with the SEC, including our most recent Annual Report on Form 10-K, as updated by our quarterly reports on Form 10-Q, current reports on Form 8-K and other filings we make with the SEC.

SOURCE Whirlpool Corporation